                                                                    EXHIBIT 99.6

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[840,000,557] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC2


                                  [SURF LOGO]


                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                  MAY [9], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LTV :                 FIXED $       FIXED %       2/28 $    2/28 %    3/27 $     3/27 %   5/25 $    5/25 %  OTHER ARM $  OTHER ARM %
------------------------------------------------------------------------------------------------------------------------------------
BELOW 70.01          11,384,121         20.70   33,622,971   61.15    9,054,760   16.47    487,500    0.89      438,941     0.80
70.01 TO 75           6,438,470         15.34   28,750,905   68.49    5,998,161   14.29    252,500    0.60      539,653     1.29
75.01 TO 80          33,662,594          8.82  297,532,035   77.97   43,057,262   11.28  1,653,834    0.43    5,680,168     1.49
80.01 TO 85          12,023,184         12.25   72,489,750   73.86   12,232,965   12.46    224,583    0.23    1,175,575     1.20
85.01 TO 90          13,332,507         10.51   89,803,829   70.78   22,042,628   17.37     94,500    0.07    1,598,432     1.26
90.01 TO 95           4,427,175          8.01   40,576,246   73.38    8,899,864   16.09    197,525    0.36    1,198,041     2.17
95.01 TO 100         55,524,642         68.44   18,415,699   22.70    6,107,376    7.53    324,192    0.40      757,969     0.93
100.01 PLUS
====================================================================================================================================

FICO
------------------------------------------------------------------------------------------------------------------------------------
BELOW 550             6,474,680         10.19   46,519,656   73.19   10,256,640   16.14     83,677    0.13      225,209     0.35
550 TO 574            9,261,463          8.66   79,134,430   73.97   15,090,725   14.11     58,674    0.05    3,442,271     3.22
575 TO 599           18,109,190         13.25   98,969,072   72.40   16,437,039   12.03  1,021,565    0.75    2,153,377     1.58
600 TO 624           29,968,623         16.14  130,879,093   70.47   21,781,120   11.73  1,182,429    0.64    1,909,830     1.03
625 TO 649           28,801,077         17.28  112,401,232   67.46   22,287,459   13.38    815,289    0.49    2,323,323     1.39
650 TO 674           23,511,845         23.65   62,671,557   63.04   11,899,856   11.97     73,000    0.07    1,255,107     1.26
675 TO 699           11,319,351         26.04   26,182,533   60.24    5,965,221   13.72          0    0.00            0     0.00
700 PLUS              9,346,465         24.90   24,433,860   65.10    3,674,955    9.79          0    0.00       79,660     0.21
====================================================================================================================================

PROPERTY TYPE:
------------------------------------------------------------------------------------------------------------------------------------
SINGLE-FAMILY       104,958,165         16.96  426,592,093   68.91   79,109,449   12.78  1,898,348    0.31    6,467,067     1.04
PUD                  20,252,822         14.55   98,943,676   71.07   15,109,366   10.85  1,336,287    0.96    3,569,768     2.56
CONDO.                5,366,245         12.63   30,553,626   71.90    5,423,108   12.76          0    0.00    1,150,836     2.71
2-4 FAMILY DET.       4,617,155         14.89   20,405,223   65.80    5,785,648   18.66          0    0.00      201,107     0.65
TOWNHOUSE               894,518         12.88    4,355,444   62.70    1,696,760   24.43          0    0.00            0     0.00
ROWHOUSE                469,618         55.13      113,513   13.33      268,685   31.54          0    0.00            0     0.00
MANUFACTURED HOUSE      234,173         50.68      227,861   49.32            0    0.00          0    0.00            0     0.00
====================================================================================================================================

PURPOSE:
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE             69,715,680         17.06  290,343,764   71.05   41,486,484   10.15    792,034    0.19    6,328,581     1.55
REFINANCE
  RATE/TERM           9,203,640         18.28   32,443,793   64.45    8,393,074   16.67     85,850    0.17      212,965     0.42
CASH OUT REFI
  (COF) BELOW
  70.01 LTV          10,431,815         21.69   28,898,820   60.08    7,842,050   16.30    487,500    1.01      438,941     0.91
COF WITH LTV
  70.01 TO 75         5,371,495         14.92   24,584,073   68.29    5,251,211   14.59    252,500    0.70      539,653     1.50
COF WITH LTV
  75.01 TO 80        12,701,302         12.31   72,978,770   70.72   15,544,192   15.06    941,859    0.91    1,026,716     0.99
COF WITH LTV
  80.01 TO 85         9,416,973         13.44   50,463,783   72.05    9,401,177   13.42     58,674    0.08      703,028     1.00
COF WITH LTV
  '85.01 TO 90        8,123,471         10.00   58,418,956   71.95   13,654,628   16.82     94,500    0.12      903,050     1.11
COF WITH LTV
  '90.01 TO 95        2,020,349          8.06   17,797,398   70.96    4,470,093   17.82    197,525    0.79      594,668     2.37
COF WITH LTV
  95.01 TO 100        9,114,247         56.09    4,820,418   29.66    1,350,107    8.31    324,192    2.00      641,177     3.95
COF WITH LTV
  100.01 PLUS
====================================================================================================================================

OCCUPANCY STATUS:
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED      134,102,274         16.32  568,071,552   69.15  105,877,093   12.89  3,154,576    0.38   10,306,507     1.25
INVESTMENT            2,690,421         17.26   10,529,076   67.55    1,321,938    8.48     80,059    0.51      966,298     6.20
2ND HOME                      0          0.00    2,590,806   89.31      193,985    6.69          0    0.00      115,973     4.00
====================================================================================================================================

LOAN BALANCE
------------------------------------------------------------------------------------------------------------------------------------
BELOW 50,000         30,476,245         88.99    3,354,172    9.79      327,559    0.96     44,711    0.13       44,704
50,000.01 TO
  100,000            41,988,848         30.57   80,913,074   58.90   11,337,122    8.25    753,333    0.55    2,374,018
100,000.01 TO
  150,000            20,821,254         12.39  122,953,372   73.19   21,268,041   12.66    478,154    0.28    2,462,888
150,000.01 TO
  200,000            16,241,858         11.67   99,971,019   71.81   20,723,133   14.89    377,025    0.27    1,898,248
200,000.01 TO
  400,000            24,835,754          8.10  231,008,596   75.33   46,052,234   15.02    593,912    0.19    4,169,979
400,000.01 TO
  500,000             1,302,249          2.88   36,913,203   81.74    5,516,222   12.22    987,500    2.19      438,941
500,000.01 TO
  600,000             1,126,486         14.11    5,327,998   66.74    1,528,706   19.15          0    0.00            0
600,000.01 TO
  1,000,000                   0          0.00      750,000   53.96      640,000   46.04          0    0.00            0
1,000,000.01 AND
  ABOVE
====================================================================================================================================

LOAN TERM
------------------------------------------------------------------------------------------------------------------------------------
>30 YEARS            75,809,529          9.73  581,191,435   74.61  107,393,016   13.79  3,234,634    0.42   11,388,778     1.46
30 YEARS                 94,815        100.00            0    0.00            0    0.00          0    0.00            0     0.00
20 YEARS              2,616,391        100.00            0    0.00            0    0.00          0    0.00            0     0.00
15 YEARS             58,111,746        100.00            0    0.00            0    0.00          0    0.00            0     0.00
OTHER                   160,214        100.00            0    0.00            0    0.00          0    0.00            0     0.00
====================================================================================================================================

DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------------------------
FULL DOCUMENTATION   80,832,850         16.38  336,490,679   68.19   64,600,621   13.09  3,234,634    0.66    8,276,929     1.68
LITE DOCUMENTATION    1,635,512         11.92    9,809,779   71.50    2,274,699   16.58          0    0.00            0     0.00
STATED DOCS WITH
  LTV BELOW 70        2,905,583         14.34   13,101,382   64.67    4,250,469   20.98          0    0.00            0     0.00
STATED DOCS WITH
  LTV 70.01 TO 75     1,511,863          8.53   13,265,228   74.87    2,602,056   14.69          0    0.00      337,634     1.91
STATED DOCS WITH
  LTV 75.01 TO 80     9,056,295          5.34  141,082,246   83.15   18,651,419   10.99          0    0.00      888,958     0.52
STATED DOCS WITH
  LTV 80.01 TO 85     3,580,136          9.47   29,275,383   77.43    4,767,994   12.61          0    0.00      184,153     0.49
STATED DOCS WITH
  LTV 85.01 TO 90     2,916,172          8.13   24,929,444   69.53    7,585,749   21.16          0    0.00      424,244     1.18
STATED DOCS WITH
  LTV 90.01 TO 95     1,474,008          8.93   11,907,577   72.15    2,200,279   13.33          0    0.00      922,596     5.59
STATED DOCS WITH
  LTV 95.01 TO 100   32,880,275         93.88    1,329,718    3.80      459,730    1.31          0    0.00      354,264     1.01
STATED DOCS WITH
  LTV ABOVE 100.01
====================================================================================================================================

LIEN STATUS
------------------------------------------------------------------------------------------------------------------------------------
1ST LIEN             81,939,252         10.44  581,191,435   74.02  107,393,016   13.68  3,234,634    0.41   11,388,778     1.45
SECOND LIENS WITH
  LTV BELOW  85        99637.88        100.00            0    0.00            0    0.00          0    0.00            0     0.00
SECOND LIENS WITH
  LTV 85.01 TO 90       467,037        100.00            0    0.00            0    0.00          0    0.00            0     0.00
SECOND LIENS WITH
  LTV 90.01 TO 95     1,497,089        100.00            0    0.00            0    0.00          0    0.00            0     0.00
SECOND LIENS WITH
  LTV 95.01 TO 100   52,789,679        100.00            0    0.00            0    0.00          0    0.00            0     0.00
SECOND LIENS WITH
  LTV ABOVE 100.01
====================================================================================================================================

INTEREST ONLY
------------------------------------------------------------------------------------------------------------------------------------
% OF MORTGAGE TYPE        23.17  $194,662,564
AVE. FICO                                 632
AVE. LTV                                81.63
% STATED DOCS                           47.93
% FULL DOCS                             49.96
====================================================================================================================================


MH STRATIFICATION:
--------------------------------------------------
Total Balance                          462,033.53
% Pool Balance                               0.06
Ave. FICO                                     675
Ave. LTV                                    78.72
% Full Docs                                100.00
--------------------------------------------------

SILENT SECONDS STRATIFICATION:
--------------------------------------------------
Total Balance                      219,322,419.87
% Pool Balance                              26.11
Ave. FICO                                     655
Ave. LTV                                    79.80
% Full Docs                                 36.41
--------------------------------------------------

2ND LIEN STRATIFICATION:
--------------------------------------------------
Total Balance                       54,853,443.00
% Pool Balance                               6.53
Ave. FICO                                     655
% Full Docs                                 36.59
--------------------------------------------------

LTV ABOVE 90 STRATIFICATION:
--------------------------------------------------
Total Balance                      136,428,729.58
% Pool Balance                              16.24
Ave. FICO                                     634
Ave. LTV                                    97.78
% Full Docs                                 60.00
--------------------------------------------------